UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):   February 27, 2006

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices)
(Zip Code)

(Registrant’s Telephone Number, Including Area Code)
(631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure
     North Fork Bancorporation, Inc. issued a press release on February 27, 2006 (See Exhibit 99.1) announcing that it will be presenting at the Keefe, Bruyette & Woods 2006 Regional Bank Conference in Boston on Wednesday, March 1, 2006 at 9:10 a.m. (ET).
     KBW is scheduled to webcast North Fork’s presentation live during the conference. The webcast will be available on North Fork’s website at http://www.northforkbank.com and click on KBW Regional Bank Conference — March 1, 2006. A printable version of the presentation slideshow will also be available on the North Fork website.
ITEM 9.01   Financial Statements and Exhibits
     (c)     Exhibits
                99.1   Press Release issued on February 27, 2006.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 2006

NORTH FORK BANCORPORATION, INC.
By:
/s/  Daniel M. Healy

Daniel M. Healy
Executive Vice President
Chief Financial Officer

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